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                                                                    Exhibit 23.1
                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------


The Board of Directors
Antigenics Inc.:

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.

                                                       /s/ KPMG LLP

Short Hills, New Jersey
March 27,2001